REVOLVE WILLIAM BLAIR GROWTH STOCK CONFERENCE JUNE 3, 2026 Exhibit 99.1

Note on Forward-Looking Statements This presentation contains forward-looking statements as defined within the meaning of U.S. federal securities laws. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Forward-looking statements are based on information available at the time those statements are made and on our current expectations and projections about future events, and are subject to risks and uncertainties. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, actual performance or results may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, risks related to changing economic conditions and their impact on consumer demand and our business, the effect of tariffs and our efforts to mitigate such effects; demand for our products; supply chain challenges; inflationary pressures; wars and conflicts in Ukraine/Russia, Israel/Gaza and the Middle East and other geopolitical tensions; our fluctuating operating results; seasonality in our business; our ability to acquire products on reasonable terms; our e-commerce business model; our ability to attract customers in a cost effective manner; our ability to source goods in a cost effective manner; the strength of our brand; competition; fraud; system interruptions; our ability to fulfill orders; the impact of public health crises on our business, operations and financial results; the effect of claims, lawsuits, government investigations, other legal or regulatory proceedings or commercial or contractual disputes; and other risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, or SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025, and our subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2026. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Unless otherwise indicated, all references in this presentation to “we,” “our,” “us,” or similar terms refer to Revolve Group, Inc. and its subsidiaries. Use of Non-GAAP Financial Measures In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by us may differ from the non-GAAP financial measures used by other companies. We use these non-GAAP financial measures to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance, when analyzing historical performance and liquidity and when planning, forecasting, and analyzing future periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, please refer to the Appendix. We encourage reviewing the reconciliation in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-recurring items. 2

REVOLVE

REVOLVE: A Leading Fashion Destination for the Next-Generation Consumer

REVOLVE is a founder-led, profitable fashion retailer and premium lifestyle brand built on data, community, and culture.

We serve millions of next-generation consumers who trust REVOLVE for fashion discovery, inspiration, and an exceptional brand experience.


REVOLVE

BY THE NUMBERS

~$1.3B
Annual Net Sales(1)

~3M
Active Customers(2)

2003
History of Profitable Growth(3)

>$365M
Operating Cash Flow Since IPO

Notes:
1) Last 12 months net sales through March 31, 2026. | 2) As of March 31, 2026. | 3) We have been profitable on a taxable income basis for 22 years out of our 23 year operating history.

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4 2 Proprietary Technology + AI-Powered Platform Creates a Durable Competitive Moat Proprietary tech and data-driven culture leverage AI to drive growth and efficiency across the enterprise 1 Powerful Brand and Marketing Engine Drives Global Consumer Demand Impactful marketing engine and outstanding service levels create emotional brand connection and global appeal 3 Multiple Large Growth Vectors Long Runway Across Multiple Dimensions Powerful growth drivers to expand across geographies, product categories, and distribution channels 4 Consistent Strong Profitability and Cash Flows Funds Investments and Market Share Gains Consistent profitable growth and strong cash generation allows continued investment to capture market share Compelling Investment Thesis

5 REVOLVE 86% of net sales¹ 6.2M Instagram following² $279 Average order value³ BRANDS Emerging, established + owned brands KNOWN FOR Dresses and fashion apparel CURATION Highly curated REPRESENTATIVE BRANDS 14% of net sales¹ 1.0M Instagram following² $640 Average order value³ BRANDS Iconic + emerging luxury brands KNOWN FOR Handbags and shoes CURATION Highly curated REPRESENTATIVE BRANDS Notes: 1) Figures for 2025. | 2) As of May 26, 2026. | 3) See Appendix for the definition of Average Order Value; reflects 2025 data. Two Complementary Retail Segments Benefitting from One Platform

6 Large and Growing Market Opportunity Apparel, footwear, beauty and accessories¹ MARKET SIZE FAVORABLE MARKET DYNAMICS $722B U.S. Market 39% online $3.3T Global Market 26% online Online Physical Stores Significant runway for continued online penetration growth Online represents 39% of the U.S. market and just 26% globally — as digital penetration continues to grow, the addressable opportunity for REVOLVE expands across both domestic and international markets. 1 Shift to Digital Channels Long-term structural shift to online and continued rise of mobile ecommerce 2 Ecommerce Innovation Continued innovation of the ecommerce customer experience driving engagement and conversion 3 Growth in Millennial Generation Wealth Growing share of U.S. household net worth among Millennials — a key segment of REVOLVE's core customer² 4 International Awareness Increasing awareness of REVOLVE in international geographies creates global expansion runway Notes: 1) Euromonitor estimates of total market for apparel, footwear, beauty and accessories products, as of November 2025. | 2) U.S. Federal Reserve data, 2026.

7 Key Metrics Driving Our Performance ACTIVE CUSTOMERS¹ Trailing 12 months, in 000s 2.8M Active customers (2025) 13% CAGR · Meaningful growth potential NET SALES % AT FULL PRICE² Disclosed annually 82% Avg. % of net sales at full-price (2022–2025) Far outpacing industry 79% Avg. 2017–2021 → 82% Avg. 2022–2025 Improving as we scale — premium assortment sold primarily at full price AVERAGE ORDER VALUE³ Reflects premium assortment & competitive differentiation $299 Average order value (2025) AOV +9% since 2019 $275 2019 → $299 2025 Notes: 1) See Appendix for definition of Active Customers. | 2) Net Sales at Full Price = sales with a price of not less than 95% of full retail price. | 3) See Appendix for definition of Average Order Value.

8 Our Customer-First Mindset Has Driven Incredible Customer Loyalty SERVICE PROMISE CUSTOMER SATISFACTION EARNED CUSTOMER TRUST Pioneer of free shipping and hassle-free returns since day 1 “ Our customer's home is the dressing room. ✓ Free shipping on every U.S. order ✓ Hassle-free returns ✓ Very fast, reliable delivery Consistently raising the bar has driven exceptional CSAT scores Customer Satisfaction Score 4+ pts higher than 2019 benchmark > 1/3 of U.S. orders delivered in just one business day exceeding our 2-day promise Exceptional service + investment in brands has earned customer trust LOYALTY Strong customer loyalty Revenue retention metrics and growing mix of tenured customers driving higher spend per customer FULL PRICE SELLING 81% of net sales at full price In 2025, materially exceeding retail industry benchmarks — a direct result of customer trust in our brand OUTCOME Many years of profitable growth and market share gains Detailed retention metrics follow in the next slide ”

Growing Mix of Tenured Customers is Driving Increased Revenue Per Customer and Retention Notes: We define pre-existing customers as customers in a year who have purchased from us in any prior year. Revenue retention (‘Cohort net sales retention rate’ as disclosed annually in the 10-K) is calculated as net sales attributable to a given cohort divided by the total net sales attributable to the same customer cohort from one prior year. 9 56% of 2025 active customers were pre-existing customers¹ → 83% of 2025 total net sales generated by pre-existing customers Tenured customers spend substantially more than new customers Pre-existing customers = customers in a year who have purchased from us in any prior year PRE-EXISTING CUSTOMERS¹ As % of total active customers NET SALES PER ACTIVE CUSTOMER REVENUE RETENTION² $431 Net sales per active customer (2025) +2% YoY 89% Revenue retention rate (2025) Highest since COVID recovery peak

23 Years of Data and Technology — Built for This AI Moment 10 Business Built on Proprietary Technology and Custom Operational Systems from Day 1 Our proprietary technology stack is the operating foundation for nearly all aspects of our business Our co-founders had no fashion experience so we launched the business entirely on the foundation of data and technology. 23 Years of Proprietary Data Hundreds of millions of data points on customers, purchase behavior, attributes and styles — a proprietary asset owned exclusively by REVOLVE Sophisticated AI/ML Algorithms and Analytics Built and owned in-house — a durable competitive moat Data-Driven Inventory Planning Automated reorders of inventory Pricing algorithms Trend forecasting Inventory depth optimization AI Is Already Delivering Very Measurable Results — And We’re Just Getting Started → Personalized Site Experience Data-driven site personalization Product recommendations AI-powered search results One-to-one product merchandising Operations and Logistics Custom-built warehouse software Real-time Inventory tracking Optimizing inventory location AI-based fraud detection

AI Is Already Driving Measurable Results Across the Business 11 AI-POWERED SEARCH (ON SITE) We developed AI search algorithms that drove a double-digit percentage lift in conversion rate and saved hundreds of thousands of dollars in vendor costs annually. AI-ENABLED VIRTUAL TRY ON Our AI virtual try-on has driven higher conversion rates and lower return rates among shoppers who engage with the tool — improving revenue and site experience. GENERATIVE AI Q&A (ON SITE) Our internally developed generative AI feature surfaces contextually relevant Q&A on product pages — helping shoppers make more confident purchases and driving a meaningful lift in conversion rate. “Dresses in Ibiza” Three examples of AI wins on-site — plus AI gains accelerating across merchandising, operations, logistics, and marketing in 2026

12 Long-Term Track Record of Healthy Top-Line Growth NET SALES ANNUAL TREND $M $1.2B Net sales (2025) 13% 6-Year CAGR YOY NET SALES GROWTH, RECENT QUARTERLY TREND1 16% YoY Outpacing double-digit growth target Net sales growth (Q1 2026) Note: 1) We disclosed net sales growth for April 2026 concurrent with our Q1 2026 results announcement.

13 Consistent Profitability Enables Us to Reinvest in Growth NET INCOME $M $61M Net income (2025) Net income more than doubled in past two years ADJUSTED EBITDA1 35% YoY Second consecutive year of margin expansion Adj. EBITDA YoY growth (FY 2025) $M Note: 1) See the Appendix for a definition of Adjusted EBITDA and a reconciliation to its corresponding GAAP financial measure.

Leading to Market Share Gains Over Many Years 14 2016 – 2025 net sales growth: REVOLVE vs. relevant benchmarks¹ (base year = 100) TOTAL MARKET 2% CAGR 100 → 121 ECOMMERCE MARKET 13% CAGR 100 → 310 REVOLVE 16% CAGR 100 → 393 REVOLVE gained ~14 percentage points of market share vs. total market and ~3 points vs. ecommerce market (2016 – 2025) Note: 1) Ecommerce market data is based on Euromonitor estimate of the total market for apparel, footwear, beauty and accessories products, as of November 2025.

15 Progress Towards Our Medium-Term Financial Targets 1 NET SALES GROWTH YOY On good path to achieve target in 2026 2 GROSS MARGIN1 +100 bps YoY in 2025 despite tariff pressure 3 ADJ. EBITDA MARGIN2 Strategic 2026 investments — Adj. EBITDA margin expansion expected in 2027 1) 2026 estimated gross margin reflects midpoint of 2026 gross margin guidance. | 2) See the Appendix for a definition of Adjusted EBITDA Margin and a reconciliation to its corresponding GAAP financial measure.

16 Cash Flow Generation Has Strengthened Our Balance Sheet Business model is highly capital efficient — capital expenditures have consistently averaged < 1% of net sales NET CASH FROM OPERATING ACTIVITIES $M $59M operating cash flow (2025) Consistently positive, > 2X YoY in 2025 FREE CASH FLOW¹ $M $46M free cash flow (2025) Consistently positive, > 2X YoY in 2025 CASH & CASH EQUIVALENTS² $M $303M cash & equivalents (2025) +$238M, or >4.5X growth, in past 6 years Notes: 1) See Appendix for the definition of free cash flow and a reconciliation to its corresponding GAAP financial measure. | 2) Includes $10.9 million in restricted cash as of 12/31/2025.

REVOLVE

How We Think About Capital Allocation Priorities

CASH & CASH EQUIVALENTS ($M)[1]

Cash is >4.5X in 6 years


$336
$74
As of 3/31/20
As of 3/31/26

Increased focus on capital allocation with growing capital driven by cash flow generation

CAPITAL ALLOCATION PRIORITIES

In order of priority:

#1 **Invest back into the business**

#2 **Thoughtfully evaluate M&A opportunities**

#3 **Return of capital**

2026 PROGRESS

INVEST BACK INTO THE BUSINESS

Investing in key growth initiatives we believe could be game changers longer term, including REVOLVE Los Angeles, Cardi B JV and physical retail expansion.

THOUGHTFULLY EVALUATE M&A OPPORTUNITIES

We acquired a minority interest in an apparel brand with significant synergies and upside potential.

RETURN OF CAPITAL

We have repurchased ~$8M in RVLV common shares to date in Q2 2026[2]

Notes:
1) Cash, net of borrowings for period ended 3/31/2020. | 2) Q2 2026 stock repurchases through May 27, 2026.

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18 Investing in Three Growth Initiatives in 2026 We Believe Could Be Game Changers 1 REVOLVE LOS ANGELES We launched our first-ever namesake label, supported by impactful multi-faceted marketing investments. REVOLVE LOS ANGELES First-ever REVOLVE namesake label launched in 2026 2 JOINT VENTURE WITH CARDI B Grow-Good Beauty, launched with Grammy award-winning performer Cardi B, sold out in under an hour. > 650,000 Instagram followers as of May 2026 3 PHYSICAL RETAIL EXPANSION We signed a lease for our third store in Miami, one of our strongest U.S. markets. 3rd store signed — Miami opening expected end of 2026

19 Our Compensation is Aligned with Shareholder Interests and Our Capital Allocation Priorities As founder operators, our key focus is to maximize stock value and earnings over the long term CEO COMPENSATION BENCHMARKS¹ $485K REVOLVE Co-CEO 2025 compensation vs. $5.1M peer group average Peer Benchmarking Notes: 1) Ownership as of 3/31/2026. | 2) Revolve Group 2026 proxy and ISS proxy research on RVLV published in May 2026. CEO compensation for co-CEO and co-founder Mike Karanikolas. COMMON STOCK OWNERSHIP¹ RVLV management is aligned with shareholder interests on long-term value creation ~42% founder ownership Co-Founders and Co-CEOs All others KEY TAKEAWAY $485K $5.1M The vast majority of RVLV founders’ income potential and net worth is tied to the long-term performance of REVOLVE common shares.

REVOLVE Q1 2026 RESULTS AND KEY GROWTH DRIVERS

21 Encouraging Business Momentum Continued in Q1 2026 NET SALES $M +16% YoY Net sales growth in Q1 2026 Highest growth rate in nearly four years DILUTED EARNINGS PER SHARE +25% YoY Earnings per share growth in Q1 2026 FREE CASH FLOW $M $45M Free cash flow (Q1 2026)

FWRD Segment is Gaining Market Share, Capitalizing on Challenges Affecting Luxury Retailers 22 Competitors Reducing Investment — Bankruptcies & Liquidations 2024 2025 2026 Distressed Sale Sold to Coupang headcount cut 50% Bankruptcy & Liquidation Bankruptcy & Liquidation Bankruptcy Equivalent Bankruptcy Bankruptcy World's largest multi-brand luxury retailer FWRD — Investing & Gaining Share Investing in talent, growth initiatives and attracting coveted luxury brands Q1 2026 Growth Highlights +17% YoY FWRD Net Sales +36% YoY FWRD Gross Profit TD Cowen estimates that the Saks Global bankruptcy alone creates a $500 million to $1 billion revenue opportunity.

23 REVOLVE Key Growth Drivers 1 Increase Customer Base 2 Broaden Product Offering 3 Grow International Sales 4 Expand Owned Brand Mix of Net Sales 5 Invest in Physical Retail

24 Increase Customer Base: REVOLVE Has Significant Headroom for Customer Growth 2.9M REVOLVE active customers ~3% Penetrated in U.S. target market¹ 97% Of U.S. target market still to capture REVOLVE · 2.9M active customers Only ~3% of U.S. target market Even a modest increase in RVLV active customers could drive significant revenue gains over time Note: 1) Sources: Company websites and disclosures. RVLV penetration in the U.S. refers to domestic Active Customers (as of 3/31/2026) as a % of total U.S. female consumers age 18–44 (per U.S. Census data). PEER BENCHMARKING OF ACTIVE CUSTOMERS (M)¹

Broaden Our Product Offering: to Increase Loyalty and Expand Wallet Share Beauty Net Sales ($M) Dresses generate nearly 30% of net sales – meaningful opportunities to expand across new categories EXPANSION OPPORTUNITY IN KEY GROWTH AREAS Note: 1) Data source for premium department stores is Nordstrom 2023 Annual Report. Product diversification also drives a lower return rate 25 > 6X growth in 7 years Beauty % of 2025 Net Sales 5% REVOLVE today → Low Double Digit % Premium Dept. Stores as Benchmark¹ Opportunity Essentials Beauty Men’s Active ILLUSTRATING POTENTIAL FOR CATEGORY EXPANSION

26 Grow International Sales: Still Early in Capitalizing on Int’l Opportunity 1 INTERNATIONAL MIX OF NET SALES1 REVOLVE int’l mix is ~1/4 of total market int’l mix 2 INTERNATIONAL NET SALES MIX TREND International mix of net sales has steadily increased in recent years +4 pts in 3 years 3 CHINA IS KEY GROWTH CATALYST REVOLVE sales in Mainland China more than doubled in last two years > 2X in 2 years Exciting Growth Platforms TMall Global RED (Xiaohongshu) Key China Investments Team Fulfillment Ctr Owned Brands Note: 1) REVOLVE sales data for the year ended December 31, 2025. International global market data reflects Euromonitor estimates of total market for apparel, footwear, beauty and accessories products, as of November 2025. International market is > 3X size of the U.S. market

Expand our Owned Brand Mix of Net Sales: Drives Exclusivity and Margins Owned Brand Mix of REVOLVE Segment Net Sales Grew ~2 Pts YoY in 2025 REVOLVE LOS ANGELES CHINA collaboration Owned Brands generate significantly higher gross margins than third party brands EAVES 27 1 NEW BRANDS Leverage data to identify brand opportunities, often partnering with celebrities to drive awareness 2 ADDITIONAL CATEGORIES Men’s | Basics & Essentials | Luxury | Active | Intimates | Footwear | Accessories 3 NEW MARKETS Creating market-specific owned brands, including opportunities such as China where our China owned brand products have sold extremely well

Invest in Physical Retail: an Exciting Growth Driver Longer Term Note: 1) Euromonitor estimates of total market for apparel, footwear, beauty and accessories products, as of November 2025. 28 1 EARLY PROOF POINTS FROM OUR FIRST 2 RETAIL STORES Significant source of new customers Much higher owned brand sales than online (higher margin) Avg. transaction size significantly higher than online Return rate a small fraction of online return rate 2 % of Global Market In Physical Stores(1) ~3/4 of global retail sales in apparel, footwear, beauty & accessories are in physical stores REVOLVE and FWRD Experiential Retail Store at The Grove, Los Angeles 74% Of sales in store POTENTIAL TO EXPAND ADDRESSABLE MARKET

29 2 Proprietary Technology + AI-Powered Platform Creates a Durable Competitive Moat Proprietary tech and data-driven culture leverage AI to drive growth and efficiency across the enterprise 1 Powerful Brand and Marketing Engine Drives Global Consumer Demand Impactful marketing engine and outstanding service levels create emotional brand connection and global appeal 3 Multiple Large Growth Vectors Long Runway Across Multiple Dimensions Powerful growth drivers to expand across geographies, product categories, and distribution channels 4 Consistent Strong Profitability and Cash Flows Funds Investments and Market Share Gains Consistent profitable growth and strong cash generation allows continued investment to capture market share Compelling Investment Thesis

PAGE 1 PAGE 30 APPENDIX: DEFINITIONS AND RECONCILIATIONS REVOLVE

REVOLVE

Non-GAAP to GAAP Reconciliation – Adjusted EBITDA

ADJUSTED EBITDA ($M) (1)	2023	2024	2025	Q1 2025	Q1 2026
NET INCOME	**$28.1**	**$48.8**	**$61.1**	**$11.4**	**$13.8**
(+) OTHER EXPENSE (INCOME), NET	(15.6)	(13.0)	(8.0)	(0.9)	(2.7)
(+) PROVISION FOR INCOME TAXES	9.6	15.7	21.2	4.2	4.7
(+) DEPRECIATION AND AMORTIZATION	5.1	4.4	4.6	1.0	1.3
(+) EQUITY-BASED COMPENSATION	5.8	10.0	10.6	2.8	3.2
(+) TRANSACTION COSTS (2)	--	1.2	2.2	0.8	0.2
(+) NON-ROUTINE ITEMS(3)	10.3	2.4	2.1	--	0.5
ADJUSTED EBITDA	**$43.4**	**$69.5**	**$93.8**	**$19.3**	**$21.1**
NET INCOME MARGIN	**2.6%**	**4.3%**	**5.0%**	**3.8%**	**4.0%**
ADJUSTED EBITDA MARGIN	**4.1%**	**6.2%**	**7.7%**	**6.5%**	**6.1%**

Notes:
1) Due to rounding, some numbers presented may not add up precisely to the totals provided.
2) Includes legal and professional service fees related to potential and consummated strategic acquisitions and investments.
3) Non-routine items for Q1 2026 and 2025 primarily represent an accrual for certain pending legal matters. Non-routine items for 2024 included a $2.0 million loss related to a shipment theft incident, which we recovered in full through insurance in 2025, and a $0.5 million charge for a settled matter related to non-routine import and export fees. Non-routine items for 2023 include $2.8 million related to non-routine import and export fees and $7.5 million in legal fees and charges for two separate settled legal matters.

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Non-GAAP to GAAP Reconciliation – Free Cash Flow 2019 2020 2021 2022 2023 2024 2025 NET CASH PROVIDED BY OPERATING ACTIVITIES $46.1 $73.8 $62.3 $23.4 $43.3 $26.7 $59.4 PURCHASES OF PROPERTY AND EQUIPMENT (12.5) (2.3) (2.2) (5.2) (4.2) (5.6) (11.4) PURCHASES OF RENTAL PRODUCT, NET OF PROCEEDS FROM SALE OF RENTAL PRODUCT -- -- -- -- -- (3.0) (1.8) FREE CASH FLOW $33.6 $71.4 $60.1 $18.3 $39.1 $18.0 $46.2 FREE CASH FLOW ($M) (1) Note: Due to rounding, some numbers presented may not add up precisely to the totals provided. 32 Q1 2025 Q1 2026 NET CASH PROVIDED BY OPERATING ACTIVITIES $45.1 $49.4 PURCHASES OF PROPERTY AND EQUIPMENT (1.8) (5.0) PURCHASES OF RENTAL PRODUCT, NET OF PROCEEDS FROM THE SALE OF RENTAL PRODUCT (0.6) 0.4 FREE CASH FLOW $42.8 $44.9

Metrics Definitions Free Cash Flow is a non-GAAP financial measure that we calculate as net cash provided by operating activities less cash used in purchases of property and equipment, and purchases of rental product, net of proceeds from the sale of rental product. We view free cash flow as an important indicator of our liquidity because it measures the amount of cash we generate. Free cash flow also reflects changes in working capital. We define an Active Customer as a unique customer account from which a purchase was made across our platform at least once in the preceding 12-month period. In any particular period, we determine our number of active customers by counting the total number of customers who have made at least one purchase in the preceding 12-month period, measured from the last date of such period. We view the number of active customers as a key indicator of our growth, the reach of our sites, the value proposition and consumer awareness of our brand, the continued use of our sites by our customers and their desire to purchase our products. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net income before other income, net; taxes; and depreciation and amortization; adjusted to exclude the effects of equity-based compensation expense, certain transaction costs and certain non-routine items. Adjusted EBITDA is a key measure used by management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation, excludes an item that we do not consider to be indicative of our core operating performance. We define Total Orders Placed as the total number of orders placed by our customers, prior to product returns, across our platform in any given period. We view total orders placed as a key indicator of the velocity of our business and an indication of the desirability of our products and sites to our customers. Total orders placed, together with average order value, is an indicator of the net sales we expect to recognize in a given period. We define Average Order Value as the sum of the total gross sales from our sites in a given period, prior to product returns, divided by the total orders placed in that period. We believe our high average order value demonstrates the premium nature of our product assortment. Average order value varies depending on the site through which we sell merchandise, the mix of product categories sold, the number of units in each order, the percentage of sales at full price, and for sales at less than full price, the level of markdowns. Operating Metrics Non-GAAP Financial Measures Adjusted EBITDA Margin is a non-GAAP financial measure that we calculate as Adjusted EBITDA divided by net sales. 33